SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2005


                          MICROMED CARDIOVASCULAR, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-111996              98-0228169
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                   Identification No.)



    8965 INTERCHANGE DRIVE, HOUSTON, TEXAS                  77054
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   (Address of principal executive offices)              (Zip Code)


                                 (713) 838-9210
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On August 15, 2005, James M. Garvey resigned from the Company's board of directors. Mr. Garvey did not serve on any board committee. Mr. Garvey informed the Company that it is the policy of his firm to have its principals resign from companies' boards of directors once they become publicly held. Mr. Garvey served as a director of MicroMed Technology, Inc., a subsidiary of the Company, since May 2004. Mr. Garvey became a director of the Company in connection with the merger of MicroMed Technology, Inc. into another subsidiary of the Company on August 10, 2005.

Item 9.01 Financial Statements and Exhibits

          (c)  Exhibits

         99.1  Resignation Letter of James M. Garvey dated August 15, 2005.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MICROMED CARDIOVASCULAR, INC.


Date: August 19, 2005           By: /s/ Travis E. Baugh
                                    ------------------------------------
                                    Travis E. Baugh
                                    Chief Executive Officer